Exhibit 10.18
                             MEMORANDUM OF AGREEMENT

This Memorandum of Agreement (the "MOA") is established between Autometric, Incorporated, a wholly-owned subsidiary of The Boeing Company ("Boeing Autometric"), with a place of business at 7700 Boston Boulevard, Springfield, VA 22153, and AdZone Research, Inc. ("AdZone"), a corporation with a place of business at 4062-80 Grumman Boulevard, Calverton, NY 11933 (sometimes referred to individually at the "Party" or collectively as the "Parties").

1.   BACKGROUND AND PURPOSE

     1.1 BACKGROUND. AdZone and Boeing Autometric recognize that they have complementary capabilities and technologies and believe that the joint marketing of AdZone's NetGet(TM) internet surveillance product and technology combined with Boeing Autometric's access to certain potential customers and markets not currently served by AdZone and its experience in developing a wide range of integrated solutions for customers can be of interest and provide effective solutions to assist the global war against terrorism.

     1.2 PURPOSE. The purpose of this MOA is to clarify the mutual understanding between the Parties regarding the marketing of their joint capabilities and expertise in pursuit of potential business opportunities with agencies of the U.S. Government dealing with homeland security, national security, and intelligence (the "Potential Customers").

2.   RESPONSIBILITIES OF THE PARTIES

     Pursuant to the terms of the MOA, Boeing Autometric and AdZone agree as follows:

     2.1 Boeing Autometric will use commercially reasonable efforts to evaluate potential business opportunities and, in its sole discretion, to market the Parties combined capabilities, products and technologies to Potential Customers.

     2.2 In the event a Potential Customer expresses an interest in a solution proposed by Boeing Autometric and requests additional information, AdZone agrees to assist Boeing Autometric as reasonably requested to provide such additional information.

     2.3 In the event a Potential Customer, either informally or formally, requests that Boeing Autometric submit a proposal that includes AdZone's technology or capabilities as part of the proposed solution, AdZone agrees to support the proposal effort and provide proposal material, including technical, cost (with appropriate supporting data and certifications), management, and schedule information relating to AdZone's participation in the proposed solution, and further agrees to furnish Boeing Autometric such additional information, assistance, and cooperation as Boeing Autometric reasonably requires in discussions or negotiations with the Potential Customers on the proposal.

     2.4 If as a result of a proposal submitted pursuant to Section 2.3, above, Boeing Autometric is awarded a prime contract, AdZone agrees to enter into good faith negotiations with Boeing Autometric for a subcontract for the work described in said proposal to the extent such work is required under the prime contract.

     2.5 The Parties will coordinate periodically, via telephone or otherwise, as mutually agreed, to: (a) review the status of efforts pursuant to this Agreement, (b) determine ways to improve the productivity of such efforts and maximize its potential, and (c) coordinate marketing activities.

3.   PROPRIETARY INFORMATION

     The exchange and disclosure between the Parties of Proprietary Information hereunder shall be subject to the terms and conditions of the Proprietary Information Agreement, dated _____________, executed between the Parties, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

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Notwithstanding the effective term established in the Exhibit A Proprietary
Information Agreement, the Parties agree for purposes of this MOA that the term of the Exhibit A Proprietary Information Agreement will be contemporaneous with the term of this MOA.

4.   TERM AND TERMINATION

     4.1 Upon execution by both Parties, this MOA shall commence, effective as of the date of last signature set forth below (the "Effective Date") and shall remain in effect for a period of one (1) year (the "Term").

     4.2 Either Party may cancel this MOA by giving ninety (90) days' prior written notice thereof to the other Party.

     4.3 AdZone's agreement to enter into good faith negotiations with Boeing Autometric for a subcontract as set forth in Section 2.4, above, shall survive termination or expiration of this MOA until the expiration of the validity period of any proposal submitted pursuant to Section 2.3.

5.   LIMITATIONS OF LIABILITY

     5.1 BOEING AUTOMETRIC AND ADZONE EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND OR NATURE, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ITS PERFORMANCE UNDER THIS AGREEMENT.

     5.2 IN NO EVENT WILL EITHER BOEING AUTOMETRIC OR ADZONE BE LIABLE TO THE OTHER OR ANY THIRD PARTY FOR ANY DIRECT, INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, REVENUES, GOODWILL, OR ANY OTHER ECONOMIC ADVANTAGE, ARISING OUT OF OR RELATING TO THIS AGREEMENT, UNDER ANY THEORY OF LIABILITY, WHETHER IN AN ACTION IN CONTRACT, STRICT LIABILITY, TORT (INCLUDING NEGLIGENCE) OR OTHER LEGAL OR EQUITABLE THEORY, EVEN IF BOEING AUTOMETRIC OR ADZONE, RESPECTIVELY, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

6.   GENERAL

     6.1 NOTICES. Any formal notice or communication required by this Agreement, shall be in writing and effective on the date when (i) served by personal delivery, (ii) received via United States mail, return receipt requested, postage prepaid, (iii) prepaid overnight courier service, or (iv) sent by facsimile transmission with confirmation in writing to individuals indicated below. Any changes to the points of contact will be communicated promptly in writing to the other Party.

FOR AUTOMETRIC                                FOR ADZONE
Name:     Matt Hoff                           Name:
          -------------------------------           ----------------------------
Title:    Contract Manager                    Title:
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Address:  7700 Boston Blvd.                   Address:
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          Springfield, VA 22153
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Phone:    703-923-4515                        Phone:
          -------------------------------           ----------------------------
Fax:      703-923-4001                        Fax:
          -------------------------------         ------------------------------

     6.2 INDEPENDENT CONTRACTORS. It is expressly agreed that Boeing Autometric and AdZone are acting hereunder as independent contractors and under no circumstances shall any of the employees of one Party be deemed the employees of the other Party for any purpose. There is no relationship of agency, partnership, joint venture or franchise between the parties. This Agreement shall not be construed as authority for either Party to act for the other Party in any agency or other capacity, or to make commitments of any kind for the account of or on behalf of the other.

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     6.3 NON-EXCLUSIVITY. This MOA shall not limit the right of either Party to market products or services now or in the future, alone or with others, nor shall this MOA be construed to dictate the level of efforts or results required in connection with the collaboration of the Parties hereunder. This Agreement is principally intended to relate to marketing efforts and pursuit of potential business opportunities with Potential Customers.

     6.4 ASSIGNMENT. Neither Party may assign this Agreement, in whole or in part, without the prior written consent of the other Party. Notwithstanding the foregoing, either Party (the "Assignor") may, without the consent of the other, assign this Agreement in whole or in part to any entity (the "Assignee") that acquires all or substantially all of the properties, assets and rights of the Assignor; PROVIDED, HOWEVER, that the Assignee agrees in writing to be bound by and subject to all of the obligations of the Assignor contained in this Agreement.

     6.5 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the substantive laws of the Commonwealth of Virginia, excluding choice of law rules. Any dispute arising under this Agreement, which cannot be resolved by negotiation between the Parties, will be submitted to an appropriate court of competent jurisdiction in Virginia and the Parties consent and submit to the personal jurisdiction of such court. The prevailing Party in any litigation or other proceedings arising out of this Agreement shall be entitled to recover its reasonable attorney's fees, costs and other related expenses.

     6.6 EXPORT. This Agreement is subject to all laws, regulations, orders or other limitations concerning the export or re-export of products and information about products. Each Party agrees to comply with all export laws and restrictions and regulations of the Department of Commerce, Department of State or other United States or foreign agency or authority, and not to export or allow the re-export of any products, information or technology in violation of any such restrictions, laws or regulations.

     6.7 EXPENSES. Each Party will be responsible for and pay all of its expenses and costs incurred in connection with performing this Agreement.

     6.8 MISCELLANEOUS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other part or provision of this Agreement. No waiver by any party of any breach of any provisions hereof shall constitute a waiver unless made in writing signed by the party. Neither party shall be liable or deemed to be in default for any delay or failure in performance under this Agreement or interruption of service resulting directly or indirectly from acts of God, or any causes beyond the reasonable control of such party. Each person executing this Agreement represents to the other Party that they have full power and authority to execute this Agreement on behalf of their respective organizations. Each Party further acknowledges that it has read the Agreement, understands it, and agrees to be bound thereby.

     6.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, both oral and written, negotiations, representations, commitments, writings and all other communications between the parties. This Agreement may not be modified except by a writing signed by a duly authorized representative of each of the parties.

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ACCEPTED AND AGREED:


ADZONE RESEARCH, INC.                       AUTOMETRIC, INCORPORATED

By                                          By
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Name                                        Name
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Title                                       Title
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Date                                        Date
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